Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports First Quarter 2017 Earnings

Stamford, CT – May 4, 2017 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net income of $21.1 million, or $0.70 per diluted share, for the three months ended March 31, 2017 compared to $22.9 million, or $0.77 per diluted share, for the comparable period in 2016. Net operating earnings1 were $20.4 million, or $0.68 per diluted share, for the three months ended March 31, 2017 compared to $20.2 million, or $0.68 per diluted share, for the same period in 2016.

Gross written premiums and Net written premiums for the three months ended March 31, 2017 were $450.3 million and $337.2 million, respectively, increasing 8.8% and 5.4% from the comparable period in 2016. The combined ratio for the three months ended March 31, 2017 was 96.4%, compared to 95.1% for the same period in 2016.

Net investment income for the three months ended March 31, 2017 was $21.4 million, an increase of 9.5% as compared to the same period in 2016. The annualized pre-tax investment yield, excluding Net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.7% for the three months ended March 31, 2017 and 2016.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report profitable underwriting results and reasonable premium growth for the quarter. Our U.S. Insurance and Global Reinsurance segments had excellent quarters, achieving double digit premium growth and increased underwriting profit over first quarter 2016. Cost control continues to be a priority and our other operating expenses were down 3.7% from first quarter 2016, offset by increased commission levels in large part resulting from competitive market conditions. This is evident in the results of our International Insurance segment, which continues to be challenged by soft trading conditions, particularly in the London market. Our investment portfolio continued to perform well. Book value per share increased 1.2% during the quarter.”

Our Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an average effective duration of 3.8 years as of March 31, 2017.  As of March 31, 2017, Net unrealized gains within our investment portfolio were $52.2 million, an increase of $23.2 million compared to December 31, 2016. We recognized $44 thousand of Net realized losses (inclusive of Net other-than-temporary impairment losses recognized in earnings) for the three months ended March 31, 2017, compared to $1.6 million of Net realized gains for the same period in 2016.

Other income for the three months ended March 31, 2017 was $1.1 million, compared to $2.5 million for the same period in 2016. Other income primarily consists of realized and unrealized foreign exchange gains and losses.

1 Net operating earnings is a “non-GAAP financial measure” as defined in Regulation G. A reconciliation of Net income (the nearest GAAP financial measure) to Net operating earnings is provided on page 4 of this release, as is a discussion of the rationale for the presentation of this item.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

May 4, 2017

Stockholders’ equity was $1.2 billion, or $40.94 per share, as of March 31, 2017 compared to $40.45 per share, as of December 31, 2016.

During the three months ended March 31, 2017, our Company declared and paid a quarterly cash dividend of $0.045 per share of Common stock.

Our Company will hold a conference call on Friday, May 5, 2017 starting at 8:30 a.m. (EST) to discuss the 2017 first quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/o6dcrex9.

On December 6, 2016, our Board of Directors declared a two-for-one stock split of The Navigators Group, Inc. Common stock, to be effected in the form of a stock dividend. Stockholders of record at the close of business on December 30, 2016 received one additional share of Common stock for every share of Common stock held. All disclosures of shares and per share data in this earnings release have been retroactively adjusted to reflect the stock split for all periods presented. The additional shares of Common stock were issued on January 20, 2017.

The Navigators Group, Inc. is an international specialty insurance holding company with operations in the United States, the United Kingdom, Continental Europe and Asia.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Executive Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended
amounts in thousands, except per share amounts.	March 31,
Results of Operations	2017	2016	Change

Gross written premiums	$450,305	$413,877	8.8%
Net written premiums	337,163	319,820	5.4%

Revenues:
Net earned premiums	$286,131	$264,358	8.2%
Net investment income	21,448	19,594	9.5%
Net realized gains (losses):
Total other-than-temporary impairment losses	(1,077)	(109)	NM
Portion of loss recognized in other comprehensive income (before tax)	(16)	109	NM
Net other-than-temporary impairment losses recognized in earnings	(1,093)	—	NM
Other realized gains	1,049	1,597	(34.3%)
Net realized gains (losses)	(44)	1,597	NM
Other income	1,068	2,549	(58.1%)
Total revenues	$308,603	$288,098	7.1%

Expenses:
Net losses and loss adjustment expenses	169,600	152,956	10.9%
Commission expenses	47,844	37,554	27.4%
Other operating expenses	58,538	60,809	(3.7%)
Interest expense	3,861	3,858	0.1%
Total expenses	$279,843	$255,177	9.7%

Income before income taxes	28,760	32,921	(12.6%)

Income tax expense	7,650	9,989	(23.4%)

Net income	$21,110	$22,932	(7.9%)

Per Share Data (1)

Net income per common share:
Basic	$0.72	$0.79	(8.9%)
Diluted	$0.70	$0.77	(9.1%)

Average common shares outstanding:
Basic	29,283	28,984
Diluted	30,000	29,783

Underwriting Ratios
Loss Ratio	59.3%	57.9%
Expense Ratio	37.1%	37.2%
Combined Ratio	96.4%	95.1%

Balance Sheet Data	March 31,	December 31,
	2017	2016
Stockholders' equity	$1,206,136	$1,178,188	2.4%
Book value per share	$40.94	$40.45	1.2%

(1) - We completed a two-for-one stock split on January 20, 2017. All share and per share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

NM - Percentage change not meaningful.

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

(Unaudited)

In this release, we present Net operating earnings, which is a “non-GAAP financial measure” as defined in Regulation G.

Net operating earnings is comprised of Net income excluding After-tax net realized gains (losses), After-tax net other-than-temporary impairment losses recognized in earnings, and After-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency). We believe that showing Net income exclusive of Realized gains and losses, Net other-than-temporary impairment losses recognized in earnings, and Foreign exchange gains and losses reflects the underlying fundamentals of our business.

We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our business and enables investors and other users of our financial information to analyze underlying business performance in a manner similar to management. We also believe this measure follows industry practice and, therefore facilitates comparison of our performance with our peer group.

The following table provides a reconciliation of Net income (the nearest GAAP financial measure) to Net operating earnings:

	Three Months Ended March 31, 2017			Three Months Ended March 31, 2016			% Change
amounts in thousands, except per share amounts.	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	QTD
Net income	$28,760	$(7,650)	$21,110	$32,921	$(9,989)	$22,932	(7.9%)
Adjustments to Net income:
Realized losses (gains)	44	(15)	29	(1,597)	559	(1,038)	NM
FX losses (gains)	(1,123)	393	(730)	(2,540)	888	(1,652)	(55.8%)
Net operating earnings	$27,681	$(7,272)	$20,409	$28,784	$(8,542)	$20,242	0.8%

Average common shares outstanding: (2)
Basic			29,283			28,984
Diluted			30,000			29,783

Net operating earnings per common share: (2)
Basic			$0.70			$0.70
Diluted			$0.68			$0.68

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

(2) - We completed a two-for-one stock split on January 20, 2017. All share and per share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

NM - Percentage change not meaningful.

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2017	2016
amounts in thousands, except per share amounts.	(Unaudited)
ASSETS
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2017: $2,678,475; 2016: $2,628,225)	$2,695,277	$2,635,882
Equity securities, available-for-sale, at fair value (cost: 2017: $326,910; 2016: $327,911)	362,214	349,142
Other invested assets	1,776	1,960
Short-term investments, at fair value (amortized cost: 2017: $123,796; 2016: $143,451)	123,846	143,539
Total investments	$3,183,113	$3,130,523
Cash	63,462	64,643
Premiums receivable	379,787	306,686
Prepaid reinsurance premiums	224,562	213,377
Reinsurance recoverable on paid losses	76,876	82,582
Reinsurance recoverable on unpaid losses and loss adjustment expenses	794,576	779,276
Deferred policy acquisition costs	126,199	119,660
Accrued investment income	18,107	17,315
Goodwill and other intangible assets	6,442	6,451
Current income tax receivable, net	4,280	20,556
Deferred income tax, net	21,574	20,938
Other assets	58,365	52,030
Total assets	$4,957,343	$4,814,037

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,331,392	$2,289,727
Unearned premiums	949,483	887,344
Reinsurance balances payable	118,167	108,980
Senior notes	263,767	263,728
Payable for investments purchased	6,715	—
Accounts payable and other liabilities	81,683	86,070
Total liabilities	$3,751,207	$3,635,849

Stockholders' equity: (1)
Preferred stock ($.10 par value per share, authorized 1,000 shares, none issued)	$—	$—

Common stock ($.10 par value per share, authorized 50,000 shares, issued 36,484 shares for 2017 and 36,147 shares for 2016)	3,645	3,612
Additional paid-in capital	367,311	373,983
Treasury stock, at cost (7,023 shares for 2017 and 2016)	(155,801)	(155,801)
Retained earnings	967,305	947,519
Accumulated other comprehensive income	23,676	8,875
Total stockholders' equity	$1,206,136	$1,178,188
Total liabilities and stockholders' equity	$4,957,343	$4,814,037

(1) - We completed a two-for-one stock split on January 20, 2017. All share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended March 31, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$237,605	$141,860	$70,840	$—	$450,305
Ceded written premiums	(61,487)	(46,593)	(5,062)	—	(113,142)
Net written premiums	176,118	95,267	65,778	—	337,163

Net earned premiums	$164,004	$84,086	$38,041	$—	$286,131
Net losses and LAE	(98,826)	(50,705)	(20,069)	—	(169,600)
Commission expenses	(20,384)	(19,233)	(8,492)	265	(47,844)
Other operating expenses	(33,472)	(19,793)	(5,273)	—	(58,538)
Other underwriting income (expense)	110	—	176	(265)	21

Underwriting profit (loss)	$11,432	$(5,645)	$4,383	$—	$10,170

Net investment income				21,448	21,448
Net realized losses				(44)	(44)
Interest expense				(3,861)	(3,861)
Other income				1,047	1,047
Income before income taxes	$11,432	$(5,645)	$4,383	$18,590	$28,760
Income tax expense				(7,650)	(7,650)
Net income					$21,110

Losses and LAE ratio	60.3%	60.3%	52.8%		59.3%
Commission expense ratio	12.4%	22.9%	22.3%		16.7%
Other operating expense ratio (2)	20.3%	23.5%	13.4%		20.4%
Combined ratio	93.0%	106.7%	88.5%		96.4%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended March 31, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$210,647	$144,143	$59,087	$—	$413,877
Ceded written premiums	(54,497)	(34,971)	(4,589)	—	(94,057)
Net written premiums	156,150	109,172	54,498	—	319,820

Net earned premiums	$148,340	$78,008	$38,010	$—	$264,358
Net losses and LAE	(91,512)	(40,410)	(21,034)	—	(152,956)
Commission expenses	(14,855)	(15,355)	(7,745)	401	(37,554)
Other operating expenses	(33,761)	(21,771)	(5,277)	—	(60,809)
Other underwriting income (expense)	361	—	49	(401)	9

Underwriting profit	$8,573	$472	$4,003	$—	$13,048

Net investment income				19,594	19,594
Net realized gains				1,597	1,597
Interest expense				(3,858)	(3,858)
Other income				2,540	2,540
Income before income taxes	$8,573	$472	$4,003	$19,873	$32,921
Income tax expense				(9,989)	(9,989)
Net income					$22,932

Losses and LAE ratio	61.7%	51.8%	55.3%		57.9%
Commission expense ratio	10.0%	19.7%	20.4%		14.2%
Other operating expense ratio (2)	22.5%	27.9%	13.8%		23.0%
Combined ratio	94.2%	99.4%	89.5%		95.1%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Three Months Ended March 31, 2017				Three Months Ended March 31, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$40,950	$170,634	$26,021	$237,605	$43,163	$141,278	$26,206	$210,647	12.8%
Ceded written premiums	(17,520)	(38,198)	(5,769)	(61,487)	(17,647)	(30,507)	(6,343)	(54,497)	12.8%
Net written premiums	23,430	132,436	20,252	176,118	25,516	110,771	19,863	156,150	12.8%

Net earned premiums	$22,694	$119,123	$22,187	$164,004	$23,250	$109,159	$15,931	$148,340	10.6%
Net losses and LAE	(13,775)	(71,749)	(13,302)	(98,826)	(9,775)	(71,597)	(10,140)	(91,512)	8.0%
Commission expenses	(1,472)	(15,366)	(3,546)	(20,384)	(1,482)	(11,852)	(1,521)	(14,855)	37.2%
Other operating expenses	(6,821)	(21,814)	(4,837)	(33,472)	(7,372)	(21,522)	(4,867)	(33,761)	(0.9%)
Other underwriting income	83	18	9	110	79	268	14	361	(69.4%)

Underwriting profit (loss)	$709	$10,212	$511	$11,432	$4,700	$4,456	$(583)	$8,573	33.3%

Losses and LAE ratio	60.7%	60.2%	60.0%	60.3%	42.0%	65.6%	63.7%	61.7%
Commission expense ratio	6.5%	12.9%	16.0%	12.4%	6.4%	10.9%	9.5%	10.0%
Other operating expense ratio (1)	29.7%	18.3%	21.7%	20.3%	31.4%	19.4%	30.5%	22.5%
Combined ratio	96.9%	91.4%	97.7%	93.0%	79.8%	95.9%	103.7%	94.2%

(1) - Includes Other operating expenses and Other underwriting income.

.

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Three Months Ended March 31, 2017				Three Months Ended March 31, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$68,833	$40,368	$32,659	$141,860	$71,948	$44,046	$28,149	$144,143	(1.6%)
Ceded written premiums	(10,926)	(29,646)	(6,021)	(46,593)	(11,089)	(17,229)	(6,653)	(34,971)	33.2%
Net written premiums	57,907	10,722	26,638	95,267	60,859	26,817	21,496	109,172	(12.7%)

Net earned premiums	$37,495	$22,180	$24,411	$84,086	$38,856	$21,209	$17,943	$78,008	7.8%
Net losses and LAE	(20,601)	(15,869)	(14,235)	(50,705)	(20,088)	(11,216)	(9,106)	(40,410)	25.5%
Commission expenses	(9,541)	(3,742)	(5,950)	(19,233)	(9,405)	(2,775)	(3,175)	(15,355)	25.3%
Other operating expenses	(8,440)	(6,423)	(4,930)	(19,793)	(8,442)	(8,708)	(4,621)	(21,771)	(9.1%)
Other underwriting income (expense)	—	—	—	—	—	—	—	—	NM

Underwriting profit (loss)	$(1,087)	$(3,854)	$(704)	$(5,645)	$921	$(1,490)	$1,041	$472	NM

Losses and LAE ratio	54.9%	71.5%	58.3%	60.3%	51.7%	52.9%	50.7%	51.8%
Commission expense ratio	25.4%	16.9%	24.4%	22.9%	24.2%	13.1%	17.7%	19.7%
Other operating expense ratio (1)	22.6%	29.0%	20.2%	23.5%	21.7%	41.0%	25.8%	27.9%
Combined ratio	102.9%	117.4%	102.9%	106.7%	97.6%	107.0%	94.2%	99.4%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Three Months Ended March 31,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2017	2016	2017	2016
U.S. Insurance:
Loss and LAE payments	$69,771	$73,035	42.5%	49.2%
Change in reserves	29,055	18,477	17.8%	12.5%
Net incurred loss and LAE	$98,826	$91,512	60.3%	61.7%

Int'l Insurance:
Loss and LAE payments	$44,908	$29,243	53.4%	37.5%
Change in reserves	5,797	11,167	6.9%	14.3%
Net incurred loss and LAE	$50,705	$40,410	60.3%	51.8%

GlobalRe:
Loss and LAE payments	$28,330	$25,131	74.5%	66.1%
Change in reserves	(8,261)	(4,097)	(21.7%)	(10.8%)
Net incurred loss and LAE	$20,069	$21,034	52.8%	55.3%

Total
Loss and LAE payments	$143,009	$127,409	50.0%	48.2%
Change in reserves	26,591	25,547	9.3%	9.7%
Net incurred loss and LAE	$169,600	$152,956	59.3%	57.9%

	For the Three Months Ended March 31,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2017	2016	2017	2016
U.S. Insurance	$472	$2,669	0.2%	1.0%
Int'l Insurance	(6,616)	(855)	(2.3%)	(0.3%)
GlobalRe	(941)	20	(0.3%)	0.0%
Total	$(7,085)	$1,834	(2.4%)	0.7%

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

(Unaudited)

	As of March 31, 2017
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$53,547	$51,935	$105,482
P&C	192,160	623,071	815,231
Professional Liability	26,183	72,578	98,761
Total U.S. Insurance	$271,890	$747,584	$1,019,474
Int'l Insurance:
Marine	$170,805	$31,968	$202,773
P&C	74,807	23,125	97,932
Professional Liability	38,984	70,526	109,510
Total Int'l Insurance	$284,596	$125,619	$410,215

GlobalRe	$43,093	$64,034	$107,127

Total Net Loss Reserves	$599,579	$937,237	$1,536,816

	As of December 31, 2016
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$56,701	$54,259	$110,960
P&C	201,368	603,509	804,877
Professional Liability	24,555	70,559	95,114
Total U.S. Insurance	$282,624	$728,327	$1,010,951
Int'l Insurance:
Marine	$163,124	$36,118	$199,242
P&C	66,496	18,192	84,688
Professional Liability	30,106	70,103	100,209
Total Int'l Insurance	$259,726	$124,413	$384,139

GlobalRe	$47,505	$67,856	$115,361

Total Net Loss Reserves	$589,855	$920,596	$1,510,451

News Release

May 4, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

(Unaudited)

As of March 31, 2017, the average quality of the investment portfolio as rated by S&P and Moody’s was AA-/Aa3 with an average duration of 3.8 years. Our Company does not own any collateralized debt obligations or asset backed commercial paper.

The following table sets forth our investments as of March 31, 2017:

	As of March 31, 2017
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$270,009	$2,110	$(3,671)	$271,570
States, municipalities and political subdivisions	604,912	13,772	(3,353)	594,493
Mortgage-backed and asset-backed securities:
Agency mortgage-backed securities	468,255	3,858	(7,051)	471,448
Residential mortgage obligations	16,970	439	(37)	16,568
Asset-backed securities	331,567	1,470	(769)	330,866
Commercial mortgage-backed securities	147,353	2,670	(1,843)	146,526
Subtotal	$964,145	$8,437	$(9,700)	$965,408
Corporate exposures	856,211	12,948	(3,741)	847,004
Total fixed maturities	$2,695,277	$37,267	$(20,465)	$2,678,475
Equity securities:
Common stocks	$169,905	$29,474	$(652)	$141,083
Preferred stocks	192,309	7,702	(1,220)	185,827
Total Equity securities	$362,214	$37,176	$(1,872)	$326,910
Short-term investments	123,846	50	—	123,796
Total investments	$3,181,337	$74,493	$(22,337)	$3,129,181